EXHIBIT 10.10

         ADDENDUM TO LETTER OF AGREEMENT (UNDERSHIL AIMAG "ALTAN" OPTION
                 AGREEMENT) BETWEEN MONGOLIAN EXPLORATIONS LTD.
                                       AND
               TON FEI FRED THAM & ASSOCIATES, DATED JUNE 15, 2004

THIS ADDENDUM is made effective as of the 15th day of June, 2004.

BETWEEN:

     Mongolian Explorations Ltd., a Nevada corporation, whose address is 750 West Pender Street, Suite 1605, Vancouver, B.C. Canada V6C 2T8

(the "MEL")

AND:

     Ton Fei Fred Tham & Associates, whose address is 4323 West 12th Avenue, B.C. Canada V6R 2P9

(the "Tham").

WHEREAS:

A. This addendum to the Option Agreement dated September 1, 2003, (the "Option Agreement") does not supercede or override the Option Agreement unless specifically stated herein.

WHEREAS:

Pursuant to Section 2 - Grant and Exercise of Option, MEL were required to incur the following Exploration Expenditures:

         (a)(ii)(1) $10,000 on or before December 31, 2003;

         (a)(ii)(2) $25,000 on or before December 31, 2004;

NOW, THEREFORE,

Section 2. GRANT AND EXERCISE OF OPTION is hereby amended in the following manner and MEL is hereby required to incur $26,444 on or before December 31, 2004:

MEL hereby agrees to be bound by the terms of the Agreement to the extent that they are applicable to MEL's interest in the Property upon exercise of the Option by MEL.

WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

MONGOLIAN EXPLORATIONS LTD.                 TON FEI FRED THAM & ASSOCIATES

/s/      Ivan Bebek                         /s/      Ton Fei Fred Tham
------------------------------------        ------------------------------------
Ivan Bebek, President, Director             Ton Fei Fred Tham, President


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